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Annual Report

December 31, 2000

LEXINGTON EMERGING MARKETS FUND, INC.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            Letter to Shareholders ......................     1
            Portfolio Managers' Report:
            Index Descriptions ..........................     4
            Shareholders' Meeting .......................     5
            Report of Independent Auditors ..............     6
            Statement of Assets and Liabilities .........     7
            Statement of Operations .....................     8
            Statements of Changes in Net Assets .........     9
            Financial Highlights ........................    10
            Notes to Financial Statements ...............    11
            Portfolio of Investments ....................    14
            Tax Information .............................    17

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for Lexington Emerging Markets Fund, Inc. (the "Fund").

On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management corporation. In conjunction with the acquisition Pilgrim Investments, Inc., became Investment Adviser to the Fund.

On September 1, 2000 ING Groep N.V. (NYSE:ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Fund, Pilgrim Securities, Inc., Distributor to the Fund and Pilgrim Group, Inc., Administrator to the Fund. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc. effective September 8, 2000.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,


ING PILGRIM GROUP, INC.
February 8, 2001

                                                                       Portfolio
LEXINGTON EMERGING MARKETS FUND, INC.                           Managers' Report
--------------------------------------------------------------------------------

Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A, Portfolio Manager; Jan-Wim Derks, Portfolio Manager; Bratin Sanyal, Portfolio Manager; Eric Anderson, Portfolio Manager

Goal: The Fund invests at least 65% of its assets in securities of issuers located in at least three countries with emerging securities markets. In selecting stocks, the Advisor uses a "bottom-up" fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable.

Market Overview: A rapid deterioration in expectations of world economic growth and sharply higher interest rate premiums made for a particularly difficult year. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index declined -30.61% in the period, where few component countries were spared. Latin America outperformed by declining 4.4%. Asian emerging markets fell by 30.4% while European zone markets declined by 31.4%. The historic correction in technology(TMT) sectors continued unabated, and was especially damaging to Asia. Electronics and components manufacturers were hit particularly hard in the region.

Performance: For the year ended December 31, 2000 the Fund returned -40.44% versus -30.61% for the MSCI Emerging Markets Free Index and -13.96% for the MSCI
(EAFE) Index for the same period.

Portfolio Specifics: Performance was aided earlier in the year by relatively large weightings in technology stocks which enjoyed sharp gains up until March of 2000. Performance was then hurt as technology stocks declined over the last six months. Especially hard hit in the second half were smaller companies in South Korea and India which had previously enjoyed spectacular gains.

Market Outlook: After a long period of underperformance emerging markets offer excellent opportunities for long-term value. Downside risk is also somewhat limited due to cheap currencies and a lack of speculative excess in most developing economies. The major risk to emerging market stocks would be a further spike in oil prices or a hard US economic landing. Long-term investors should ignore this short-term noise and add to quality companies, which are now selling at attractive price levels. Asian markets such as Korea and Taiwan look particularly inviting after the steep declines suffered by many global leading companies.

Portfolio
Managers' Report                           LEXINGTON EMERGING MARKETS FUND, INC.
--------------------------------------------------------------------------------

                                    3/31/94   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                    -------   --------   --------   --------   --------   --------   --------   --------
Lexington Emerging Markets Fund
  Without Sales Charge              10,000     10,076      9,679     10,402      9,194      6,601     15,048      8,963
MSCI EMF Index                      10,000     10,190      9,661     10,243      9,057      6,762     11,252      7,808
MSCI EAFE Index                     10,000     10,435     11,640     12,381     12,635     15,204     19,355     16,653

                                           Average Annual Returns for the
                                           periods ended December 31, 2000
                                      ------------------------------------------
                                                                 Since Inception
                                      1 Year         5 Year          3/30/94
                                      -------        ------      ---------------
Excluding Sales charge Class A        -40.44%        -1.53%           -1.61%
MSCI EMF Index                        -30.61%        -4.17%           -3.60%
MSCI (EAFE) Index                     -13.96%         7.43%            7.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Lexington Emerging Markets Fund against the MSCI EMF Index and MSCI (EAFE) Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equities from emerging countries. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

                  See accompanying index description on page 4

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The MSCI (EAFE) Index is an unmanaged index which consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index which is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.































                An investor cannot invest directly in an index.

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Lexington Emerging Markets Fund, Inc. (the"Fund") was held in Saddle Brook, New Jersey on July 21, 2000. A brief description of each matter voted upon as well as the results are outlined below:

                                                                       Shares        Shares        Shares     Shares
                                                                     voted for   voted against   abstained   withheld     Total
                                                                     ---------   -------------   ---------   --------     -----
1.   To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors:

     Al Burton                                                       3,150,983      124,422            --       --      3,275,405
     Paul S. Doherty                                                 3,168,394      107,010            --       --      3,275,404
     Robert B. Goode, Jr.                                            3,163,000      112,405            --       --      3,275,405
     Alan L. Gosule                                                  3,167,592      107,812            --       --      3,275,404
     Walter H. May                                                   3,165,697      109,708            --       --      3,275,405
     Jock Patton                                                     3,154,974      120,430            --       --      3,275,404
     David W.C. Putnam                                               3,167,592      107,812            --       --      3,275,404
     John R. Smith                                                   3,156,489      118,916            --       --      3,275,405
     Robert W. Stallings                                             3,169,445      105,959            --       --      3,275,404
     John G. Turner                                                  3,170,080      105,325            --       --      3,275,405
     David W. Wallace                                                3,161,890      113,514            --       --      3,275,404

2.   To approve a new Investment Management Agreement between the
     Fund and Pilgrim Investments, Inc.("Pilgrim"), an indirect wholly-owned subsidiary of ReliaStar Financial Corp.
     ("ReliaStar"), to take effect upon the completion of the
     proposed acquisition of Lexington Global Asset Managers,
     Inc. by ReliaStar. The new Investment Management Agreement
     would have the same fees as the current Investment
     Management Agreement.                                           3,067,583       83,210       124,611       --       3,275,404

3.   To approve a new Investment Management Agreement between the
     Fund and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V. ("ING").
     The new Investment Management Agreement would have the same
     fees as the current Investment Management Agreement.            3,061,755       92,152       121,496       --       3,275,403

4.   To ratify KPMG LLP as the Fund's independent public
     accountant for the year ended December 31, 2000.                3,133,245       57,735        84,424       --       3,275,404

5.   To approve an Amended and Restated Articles of Incorporation
     for the Fund, a Maryland Corporation.                           3,088,152       63,158       124,093       --       3,275,403

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Lexington Emerging
Markets Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lexington Emerging Markets Fund, Inc. as of December 31, 2000, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


Los Angeles, California
February 16, 2001

          STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value (cost $30,468,260)      $ 20,311,305
Short-term securities, at amortized cost                                999,847
Cash                                                                    655,733
Foreign cash, at value (cost $35,588)                                    33,119
Receivables:
  Investment securities sold                                             74,000
  Shares of beneficial interest sold                                     50,110
  Dividends and interest                                                 56,907
  Foreign currency sold                                                 773,619
  Unrealized appreciation of forward foreign currency
   contracts                                                             19,396
  Prepaid expenses                                                        1,806
                                                                   ------------
   Total Assets                                                      22,975,842
                                                                   ------------
LIABILITIES:
Payable for shares of beneficial interest reacquired                     19,500
Payable for foreign currency purchased                                  773,619
Payable to custodian                                                     46,610
Payable to affiliate                                                     15,860
Tax withholding liability                                                 5,316
Accrued expenses                                                        135,911
                                                                   ------------
  Total Liabilities                                                     996,816
                                                                   ------------
NET ASSETS (equivalent to $7.63 per share on 2,878,819
  shares outstanding)                                              $ 21,979,026
                                                                   ============
NET ASSETS WERE COMPRISED OF:
Paid-in-capital                                                    $ 28,710,895
Undistributed net investment income                                          --
Accumulated net realized gain on investments and foreign
  currency                                                            3,408,104
Net unrealized depreciation of investments and forward
  foreign currency contracts                                        (10,139,973)
                                                                   ------------
  Net assets                                                       $ 21,979,026
                                                                   ============

                 See Accompanying Notes to Financial Statements

          STATEMENT OF OPERATIONS for the year ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign income taxes of $24,723)               $    232,747
  Interest                                                              226,199
                                                                   ------------
   Total investment income                                              458,946
                                                                   ------------
EXPENSES:
  Investment advisory fees                                              318,288
  Transfer agent fees and expenses                                        8,107
  Administrative service fee                                             11,163
  Custodian and fund accounting expenses                                117,502
  Printing and postage expenses                                          23,424
  Registration fees                                                       1,550
  Professional fees                                                      30,674
  Trustee expenses                                                      103,325
  Miscellaneous expenses                                                 37,282
                                                                   ------------
   Total expenses                                                       651,315
                                                                   ------------
   Net investment loss                                                 (192,369)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments                                      6,465,375
Net realized loss on foreign currency                                  (155,774)
Net change in unrealized depreciation of investments and
  foreign currency                                                  (22,601,673)
                                                                   ------------
Net realized and unrealized loss on investments and foreign
  currency                                                          (16,292,072)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(16,484,441)
                                                                   ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year Ended December 31
                                                           -----------------------------
                                                               2000             1999
                                                           ------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss                                        $   (192,369)    $    (53,145)
Net realized gain on investments and foreign currency
 transactions                                                 6,309,601        4,934,843
Net change in unrealized appreciation (depreciation) of
 investments and foreign currency transactions              (22,601,673)      16,339,075
                                                           ------------     ------------
Net increase (decrease) in net assets resulting from
 operations                                                 (16,484,441)      21,220,773
                                                           ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment income                                                --         (114,959)
                                                           ------------     ------------
Total distributions                                                  --         (114,959)
                                                           ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                            50,893,788       24,790,180
Net asset value of shares resulting from dividend
 reinvestment                                                        --          114,964
Cost of shares redeemed                                     (51,233,611)     (22,598,507)
                                                           ------------     ------------
 Net increase (decrease) in net assets resulting from
  capital share transactions                                   (339,823)       2,306,637
                                                           ------------     ------------
 Net increase (decrease) in net assets                      (16,824,264)      23,412,451

NET ASSETS:
Beginning of year                                            38,803,290       15,390,839
                                                           ------------     ------------
End of year, including undistributed net investment
 income of $0 and $0 in 2000 and 1999, respectively)       $ 21,979,026     $ 38,803,290
                                                           ============     ============

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                 LEXINGTON EMERGING MARKETS FUND, INC.
--------------------------------------------------------------------------------

                                                                          Year ended December 31,
                                                               ---------------------------------------------
                                                               2000(1)    1999       1998     1997      1996
                                                               -------    ----       ----     ----      ----
Per Share Operating performance:
 Net asset value, beginning of the year                   $    12.81       5.67      8.91     10.11      9.38
 Income (loss) from investment operations:
 Net investment income (loss)                             $    (0.07)     (0.02)     0.06      0.03      0.02
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                   $    (5.11)      7.20     (2.64)    (1.22)     0.71
 Total income (loss) from investment operations           $    (5.18)      7.18     (2.58)    (1.19)     0.73
 Less distributions:
 Dividends from net investment income                     $       --      (0.04)    (0.04)    (0.01)       --
 Distributions from net realized gains                    $       --         --     (0.62)       --        --
 Total distributions                                      $       --      (0.04)    (0.66)    (0.01)       --
 Net asset value, end of year                             $     7.63      12.81      5.67      8.91     10.11
 Total return(2)                                          %   (40.44)    127.14    (27.95)   (11.81)     7.46
Ratios/Supplemental Data:
 Net assets, end of year (000's omitted:
 Ratio to average net assets:)                            $   21,979     38,803    15,391    24,052    21,678
 Net expenses after expense reimbursement                 %     1.74       1.70      2.08      1.84      1.64
 Gross expenses prior to expense reimbursement            %     1.74       1.70      2.08      1.91      2.23
 Net investment income (loss)                             %    (0.51)     (0.25)     0.84      0.26      0.20
 Portfolio turnover rate                                  %      255        183       121       158        95

----------
(1) Effective July 26, 2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investments. Securities transactions are accounted for on a trade date basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Fund's Board of Directors. Realized gains and losses from investment transactions are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, the Fund intends not to be subject to any federal excise tax.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Transactions. Assets and liabilities denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Purchases and sales of investments, as well as income and expense items denominated in a foreign currency, are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the position of the results of operations resulting from translation gains or losses due to changes in exchange rates and realized gains and losses on the settlement of foreign currency denominated receivables and payables. Realized gains and losses from the sale of foreign currencies as well as the settlement of forward foreign exchange contracts are separately disclosed in the statement of operations. The Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio posi-tions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges.

--------------------------------------------------------------------------------

Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribu-tion requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net invest-ment income, net realized gains and net assets were not affected by this change. The reclassification was as follows:

                     Accumulated
                  net realized gain           Undistributed
                 on investments, and         net investment
                  foreign currency               income
                  ----------------               ------
                      (172,972)                  172,972

NOTE 2 -- INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

The Fund pays an investment advisory fee to ING Pilgrim Investments, Inc. at an annual rate of 0.85% of the Fund's average daily net assets. In connection with providing investment advisory services, ING Pilgrim Investments, Inc. has entered into a sub-advisory contract with Stratos Advisors, Inc. ("Stratos") under which Stratos provides the Fund with investment management services. For 2000, ING Pilgrim Investments, Inc. has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 2000.

Effective July 26, 2000, ING Pilgrim Group, Inc. (the "Administrator") began serving as Administrator to the Fund. The Fund pays the Administrator a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the years ended December 31, 2000 and 1999, were as follows:

                                            Lexington Emerging Markets Fund, Inc.
                                 -----------------------------------------------------------
                                      December 31, 2000              December 31, 1999
                                 ---------------------------     ---------------------------
                                   Shares          Amount          Shares          Amount
                                 ----------     ------------     ----------     ------------
Shares sold                       4,182,525     $ 50,893,788      3,160,008     $ 24,790,180
Shares issued on reinvestment
  of dividends                           --               --         15,515          114,964
Shares redeemed                  (4,334,007)     (51,233,611)    (2,859,941)     (22,598,507)
                                 ----------     ------------     ----------     ------------
Net increase (decrease)            (151,482)    $   (339,823)       315,582     $  2,306,637
                                 ==========     ============     ==========     ============

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2000, were $84,996,990 and $86,710,192, respectively.

NOTE 5 -- INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

--------------------------------------------------------------------------------

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

Principal-only securities represent securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity on a principal-only security is extremely sensitive to the rate of prepayments on the underlying mortgage assets. A slower (more rapid) than expected rate of principal repayments may have an adverse (positive) effect on yield to maturity.

NOTE 6 -- RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

                                               Acquisition                 Market      Percent of
                  Security                         Date        Shares       Value      Net Assets
                  --------                         ----        ------       -----      ----------
Indian Hotels Company, Ltd. (GDR) .........     07/16/99      20,000      $99,500         0.45%

NOTE 7 -- FORWARD FOREIGN CURRENCY CONTRACTS AS OF DECEMBER 31, 2000:

The Fund had the following open forward foreign currency exchange contracts at December 31, 2000.

                                                                                Net Unrealized
                                                                                 Appreciation
Currency to Purchase     Settlement Date     In Exchange For       Value       (Depreciation)
--------------------     ---------------     ---------------       -----       --------------
 British Pound                                     USD
 GBP 501,162                 12/14/00            729,767          $749,388         $19,621

Currency to Sell
--------------------
  Brazilian Real
                                                   USD
      BRL 85,948             12/21/00             43,851            44,076            (225)
                                                                  --------         -------
                                                                  $793,464         $19,396
                                                                  ========         =======

Pilgrim
Emerging Markets
Fund, Inc.
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------
                                                                         Market
Shares                                                                   Value
------                                                                   -----

COMMON STOCKS: 88.06%
                     ARGENTINA: 0.44%
     6,590      @    Grupo Financiero Galicia SA ADR                   $  98,438
                                                                       ---------
                     BELGIUM: 1.25%
     8,500           Fortis (B)                                          276,160
                                                                       ---------
                     BRAZIL: 14.36%
 2,425,000           Banco Itau SA                                       230,064
     5,610           Brasil Telecom Participacoes SA ADR                 330,990
 5,990,000           Centrais Eletricas Brasileiras SA                   110,738
    22,285           Cia Paranaense de Energia ADR                       188,030
     4,900           Companhia Brasileira de Distribuicao Grupo
                       Pao de Acucar ADR                                 178,850
     6,325           Companhia de Bebidas das Americas ADR               162,869
     5,830           CVRD-Companhia Vale do Rio Doce                     141,952
    13,050           Embratel Participacoes SA ADR                       204,722
     4,260           Empresa Bras de Aeronautica ADR                     169,335
    18,000      @    Petroleo Brasileiro SA ADR                          454,500
     3,770           Tele Celular Sul Participacoes SA                    98,491
    17,025           Tele Norte Leste Participacoes SA ADR               388,383
     1,565           Telemig Celular Participacoes SA ADR                 93,118
     5,590           Telesp Celular Participacoes SA ADR                 150,930
     6,475           Unibanco - Uniao de Bancos Brasileiros GDR          190,608
     4,500           Votorantim Celulose e Papel SA ADR                   62,719
                                                                       ---------
                                                                       3,156,299
                                                                       ---------
                     BRITAIN: 4.58%
     9,200           Barclays Plc/United Kingdom                         285,040
    22,200           British Telecommunications Plc                      189,879
    20,500           Provident Financial Plc                             303,165
    62,200           Vodafone Group Plc                                  228,334
                                                                       ---------
                                                                       1,006,418
                                                                       ---------
                     CHINA: 1.15%
 1,555,000      @    China Petroleum & Chemical Corp.                    245,221
                                                                       ---------
                     CZECH: 0.61%
     4,000      @    Ceske Radiokomunikace                               135,000
                                                                       ---------
                     EGYPT: 0.79%
     9,000      @    Mobinil-Eqyptian Mobile Netork                      173,869
                                                                       ---------
                     FRANCE: 2.25%
   4,000.00          Alcatel SA                                          227,238
   1,800.00          Total Fina Elf SA                                   267,727
                                                                       ---------
                                                                         494,965
                                                                       ---------
                     GERMANY: 1.29%
       760           Allianz AG                                          284,457
                                                                       ---------
                     GREECE: 5.00%
    21,900           Alpha Bank AE                                       757,347
    10,000           Hellenic Telecommunications Organization SA         149,213
     5,000           National Bank Of Greece SA                          191,372
                                                                       ---------
                                                                       1,097,932
                                                                       ---------
                     HONG KONG: 1.29%
 5,500,000      @    China Star Entertainment                            170,647
 1,079,000           Yuxing Infotech Holdings Ltd.                       113,438
                                                                       ---------
                                                                         284,085
                                                                       ---------
                     HUNGARY: 2.38%
     12000           Matav Rt. ADR                                       245,250
      5000           OTP Bank Rt. GDR                                    278,750
                                                                       ---------
                                                                         524,000
                                                                       ---------
                     INDIA: 9.12%
    11,650           Hindalco Industries Ltd. ADR                        211,738
    20,000      +    Indian Hotels Co., Ltd. ADR                          99,500
     4,700           Infosys Technologies Ltd. ADR                       432,694
    65,000           Mahindra & Mahindra Ltd. GDR                        199,875
    73,600           SSI Ltd. ADR                                        215,280
    50,000           Tata Engineering & Locomotive ADR                    91,250
    48,676           Videsh Sanchar Nigam Ltd. ADR                       608,454
     2,900      @    Wipro Ltd. ADR                                      145,363
                                                                       ---------
                                                                       2,004,154
                                                                       ---------
                     ISRAEL: 3.57%
    50,000           Bank Hapoalim Ltd.                                  145,048
    40,000           Bezeq                                               214,666
     3,000      @    Nice Systems Ltd. ADR                                60,188
     5,000           Teva Pharmaceutical Industries ADR                  366,094
                                                                       ---------
                                                                         785,994
                                                                       ---------
                     ITALY: 1.02%
    17,700           Mediolanum SPA                                      225,537
                                                                       ---------
                                                                         225,537
                                                                       ---------
                     JAPAN: 1.87%
    11,000           Nomura Securities Co., Ltd.                         197,734
     3,100           Sony Corp.                                          214,223
                                                                       ---------
                                                                         411,958
                                                                       ---------
                     MEXICO: 12.47%
    43,000      @    Carso Global Telecom SA                              82,288
    32,000           Cemex SA                                            115,653
     7,775           Coca-Cola Femsa SA ADR                              173,966
    30,250      @    Corp Interamericana de Entretenimiento SA           124,272
     4,050           Fomento Economico Mexicano SA ADR                   120,994
    10,570      @    Grupo Elektra SA GDR                                 87,203
   244,000      @    Grupo Financiero Banamex Accival SA                 400,957
    13,800      @    Grupo Iusacell S.A de C.V. ADR                      134,550
     4,700           Grupo Televisa SA ADR                               211,206
    15,035           Telefonos de Mexico SA ADR                          678,454
     7,520           Tubos de Acero de Mexico SA ADR                     107,536
    23,665           TV Azteca SA DE CV ADR                              235,171
   135,000      @    Walmart de Mexico/Mexico City                       268,175
                                                                       ---------
                                                                       2,740,424
                                                                       ---------
                     POLAND: 1.63%
    10,000      @    Bank Pekao SA GDR                                   153,500
    30,000           Telekomunikacja
                     Polska SA GDR                                       204,750
                                                                       ---------
                                                                         358,250
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging Markets
Fund, Inc.
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------
                                                                          Market
Shares                                                                    Value
------                                                                    -----
                  PORTUGAL: 0.90%
    99,000   @    Pararede SGPS SA                                    $  195,218
                                                                      ----------
                  RUSSIA: 3.40%
     5,000        Lukoil-Holding ADR                                     180,000
     8,000   @    Mobile Telesystems ADR                                 192,000
    16,000        Moscow Telephone                                        72,000
    20,000   @    Surgutneftegaz ADR                                     208,000
    10,000        Unified Energy System GDR                               78,750
     2,000        Unified Energy System ADR                               15,750
                                                                      ----------
                                                                         746,500
                                                                      ----------
                  SOUTH AFRICA: 0.73%
   135,000   @    Ixchange Technology Holdings                            73,146
 1,500,000   @    Paradigm Capital Holdings Ltd.                          59,469
   632,800   @    Union Alliance Media Ltd.                               27,597
                                                                      ----------
                                                                         160,212
                                                                      ----------
                  SOUTH KOREA: 6.83%
   160,522   @    C&Tel Co Ltd.                                          110,398
    23,000   @    Hyundai Electronics Industries                          73,182
    40,000        Korea Electric Power Corp.                             746,245
     6,000        Korea Telecom ADR                                      186,000
    31,668        LG Electronics                                         299,156
    83,900        Mirae Co., Ltd.                                         86,885
                                                                      ----------
                                                                       1,501,866
                                                                      ----------
                  SWEDEN: 0.94%
    18,200        Telefonaktiebolaget LM Ericsson                        207,278
                                                                      ----------
                  SWITZERLAND: 1.30%
       162        Novartis                                               286,341
                                                                      ----------
                  TAIWAN: 3.61%
    73,838   @    Cosmo Electronics Corp.                             $   56,850
   884,000   @    RF-Link System Inc.                                    160,145
    12,000   @    Taiwan Semiconductor Manufacturing Co., Ltd.           207,000
    18,000   @    United Microelectronics ADR                            148,500
   230,000   @    Winbond Electronics Corp.                              220,139
                                                                      ----------
                                                                         792,634
                                                                      ----------
                  THAILAND: 0.41%
   985,373   @    KR Precision Public Company Ltd.                        90,818
                                                                      ----------
                  TURKEY: 4.55%
 7,500,000        Aksigorta                                              110,771
 3,000,000   @    Anadolu Efes Biracilik Ve Malt Sanayii AS              145,457
17,542,000   @    Dogan Sirketler Grubu Holdings                         136,086
 3,000,000        KOC Holding AS                                         127,555
18,000,000        Sabanci Holdings                                       155,750
 4,000,000   @    Turkcell Iletisim Hizmet AS                            125,317
20,000,000        Turkiye Garanti Bankasi                                111,890
17,000,000   @    Yapi VE Kredi Bankasi                                   87,498
                                                                      ----------
                                                                       1,000,325
                                                                      ----------
                  VENEZUELA: 0.32%
     3,700        Compania Anonima Nacional Telefonos de
                    Venezuela ADR                                         70,069
                                                                      ----------
                  Total Common Stocks (Cost $29,579,823)              19,354,422
                                                                      ----------
UNITED STATES: 4.35%
$4,101,000  U.S. Government Obligations: 4.43%
            U.S. Strip Bond(1), 0.00%, due 02/15/2027
              (Cost $888,437)                                            956,882
                                                                      ----------
            Total Long Term Investments (Cost $30,468,260)            20,311,305
                                                                      ----------
SHORT-TERM INVESTMENTS: 4.55%
$   999,847 U.S. Government Agency Obligations: 4.63%
            Federal Home Loan bank, 5.50% due 01/02/01                   999,847
            Total Short-Term Investments (Cost $999,847)                 999,847
                                                                      ----------
            Total Investments in Securities
              (Cost $31,468,107)                       96.96%       $ 21,311,152
            Other Assets and Liabilities-Net            3.04%            667,874
                                                      ------        ------------
            Net Assets                                100.00%       $ 21,979,026
                                                      ======        ============

* Cost for federal income tax purposes is 32,083,375. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                          $  1,272,625
            Gross Unrealized Depreciation                           (12,044,848)
                                                                   ------------
            Net Unrealized Appreciation                            $(10,772,223)
                                                                   ============

@ Non-income producing security ADR American Depository Receipt GDR Global Depository Receipt
+    Restricted Securities
(1)  Principal payment only.

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging Markets
Fund, Inc.
               PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                            Percentage of
Industry                                                      Net Assets
--------                                                      ----------

Aerospace/Defense                                                0.77%
Auto Manufacturers                                               1.32%
Banks                                                           11.06%
Beverages                                                        2.19%
Building Materials                                               0.53%
Cellular Telecommunications                                      5.44%
Computers                                                        0.93%
Diversified Finan Serv                                           6.08%
Electric                                                         5.21%
Electrical Compo & Equip                                         1.36%
Electronics                                                      0.26%
Entertainment                                                    1.34%
Food                                                             0.81%
Forest Products & Paper                                          0.29%
Governments                                                      4.35%
Holding Companies-Divers                                         3.25%
Home Furnishings                                                 1.70%
Insurance                                                        2.82%
Internet                                                         0.33%
Lodging                                                          0.45%
Media                                                            2.03%
Metal Fabricate/Hardware                                         0.49%
Mining                                                           1.61%
Oil & Gas Producers                                              6.17%
Pharmaceuticals                                                  2.97%
Retail                                                           2.14%
Semiconductors                                                   3.35%
Software                                                         3.84%
Telephone -- Integrated                                          9.89%
Telephone -- Local                                               3.27%
Telecommunications                                               6.19%
Short-Term Investments                                           4.55%
Other Assets and Liabilities, Net                                3.04%
                                                               ------
NET ASSETS                                                     100.00%
                                                               ======

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

There were no dividends paid during the year ended December 31, 2000.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January 2001, shareholders, excluding corporate shareholders, will have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER

ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071



Prospectus containing more complete information regarding the Fund, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                           LEXEMMKTSANN010101-022001